Allowance for Credit Losses	12 Months Ended
Dec. 31, 2020
Credit Loss [Abstract]
Allowance for Credit Losses	Allowance for Credit Losses
The Company adopted the expected credit loss standard using a modified retrospective method for all financial assets measured at amortized cost. Results for the reporting periods beginning January 1, 2020 and after are presented under such method while prior period amounts are reported in accordance with previous applicable GAAP. The Company recorded a decrease of $0.2 million to retained earnings, net of tax, as of January 1, 2020 for the cumulative impact of adoption.
The following table illustrates the impact of adoption:

	As of January 1, 2020
	Prior to adoption	As reported on adoption	Impact of adoption
Financial assets, at amortized cost:
Reinsurance recoverables	$418.2	$417.9	$(0.3)
Total	$418.2	$417.9	$(0.3)
Tax effect			$0.1
Cumulative effect of adoption			$(0.2)
The total allowance for credit losses for the financial assets was $0.4 million and $0.3 million as of December 31, 2020, and January 1, 2020 (date of adoption), respectively.
For the year ended December 31, 2020, the net increase in the allowance for credit losses that reduced pre-tax income was $0.1 million which is included in underwriting, general and administrative expenses.
Reinsurance Recoverables
As part of the Company’s overall risk and capacity management strategy, reinsurance is used to mitigate certain risks underwritten by various business segments. The Company is exposed to the credit risk of reinsurers, as the Company remains liable to insureds regardless of whether related reinsurance recoverables are collected. As of December 31, 2020 and 2019, reinsurance recoverables totaled $423.6 million and $418.2 million, respectively, the majority of which are protected from credit risk by various types of collateral or other risk mitigation mechanisms, such as trusts, letters of credit or by withholding the assets in a modified coinsurance or funds withheld arrangement.
The Company utilizes external credit ratings published by S&P Global Ratings, a division of S&P Global Inc., at the balance sheet date when determining the allowance. Where rates are not available, the Company assigns default credit ratings based on if the reinsurer is authorized or unauthorized. Of the total recoverables subject to the allowance, 100% were rated A- or better.
The following table presents the changes in the CECL allowance for reinsurance recoverables for the year ended December 31, 2020.

Total
Balance, December 31, 2019	$—
Cumulative effect of adoption	0.3
Incremental allowance	0.1
Balance, December 31, 2020	$0.4
For the year ended December 31, 2020, the incremental allowance of $0.1 million was principally due to the reduction of anticipated recoveries upon default following the recent economic impact related to COVID-19. When determining the allowance at December 31, 2020, the Company did not increase default probabilities by reinsurer since there had been no credit rating downgrades or major negative credit indications of the Company’s reinsurers that has impacted the ratings. The allowance may be increased and income reduced in future periods if there are future ratings downgrades or other measurable information supporting an increase in reinsurer default probabilities, including, but not limited to, collateral reductions.